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                          LORD ABBETT SECURITIES TRUST

                    SUPPLEMENT DATED FEBRUARY 10, 2006 TO THE
                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                               DATED MARCH 1, 2005

1. With respect to the Trust referenced above, the section entitled "INVESTMENT ADVISORY AND OTHER SERVICES - INVESTMENT MANAGERS" is amended to add the following:

     Robert P. Fetch and Howard E. Hansen head the All Value Fund team and are primarily and jointly responsible for the day-to-day management of the Fund.

     The Lord Abbett Asset Allocation Committee oversees and reviews the allocation and investment of the Alpha Strategy Fund's assets in the underlying funds. The Asset Allocation Committee consists of Robert G. Morris, Robert I. Gerber, Christopher J. Towle, and Harold E. Sharon. Messrs Morris, Gerber, Towle, and Sharon are primarily and jointly responsible for the day-to-day management of the Fund.

     Harold E. Sharon and Vincent McBride head the International Core Equity Fund team and the other senior members are Yarek Aranowicz and Todor Petrov. Messrs Sharon and McBride are primarily and jointly responsible for the day-to-day management of the Fund.

     Todd D. Jacobson heads the International Opportunities Fund team and is primarily responsible for the day-to-day management of the Fund.

     Eli M. Salzmann and Sholom Dinsky head the Large-Cap Value Fund team and the other senior member is Kenneth G. Fuller. Messrs Salzmann, Dinsky, and Fuller are primarily and jointly responsible for the day-to-day management of the Fund.

     Lesley-Jane Dixon heads the Micro-Cap Growth Fund team and is primarily responsible for the day-to-day management of the Fund.

     Gerard Heffernan heads the Micro-Cap Value Fund team and the other senior member is Robert P. Fetch. Mr. Heffernan is primarily responsible for the day-to-day management of the Fund.

     Steven R. McBoyle heads the Value Opportunities Fund team and is primarily responsible for day-to-day management of the Fund.

     The following table indicates for each Fund as of October 31, 2005: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

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
                                                        OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)*
                                                        --------------------------------------------------------
                                                                            OTHER POOLED
                                                  REGISTERED INVESTMENT      INVESTMENT
FUND                     NAME                          COMPANIES              VEHICLES              OTHER ACCOUNTS
----                     ----                          ---------              --------              --------------
All Value Fund           Robert P. Fetch              4 / $  3,093.5        1 / $    88.2           1,109* / $  2,518.7*
                         Howard E. Hansen            12 / $ 13,719.7        2 / $   147.3          5,587** / $  3,461.3**

Alpha Strategy Fund      Robert I. Gerber             8 / $  1,830.7        0 / $     0.0           15,138 / $  5,158.3
                         Robert G. Morris             1 / $     79.4        0 / $     0.0                0 / $      0.0
                         Harold E. Sharon             5 / $    456.6        3 / $   104.2                2 / $     .562
                         Christopher J. Towle        10 / $ 12,248.3        3 / $ 1,195.9            5,515 / $   2,204.4

International Core
Equity Fund              Harold E. Sharon             4 / $    149.0        3 / $   104.2                2 / $     .562
                         Vincent J. McBride           3 / $     69.6        3 / $   104.2                2 / $     .562

International
Opportunities Fund       Todd D. Jacobson             2 / $     15.2        0 / $     0.0                0 / $      0.0

Large-Cap Value Fund     Eli Salzmann                13 / $ 24,376.4       10 / $   764.8        52,285*** / $ 18,115.9***
                         Sholom Dinsky               11 / $ 24,291.7       10 / $   764.8        52,285*** / $ 18,115.9***
                         Kenneth G. Fuller            1 / $ 18,854.7        0 / $     0.0                0 / $      0.0

Micro-Cap Growth Fund    Lesley-Jane Dixon            0 / $      0.0        0 / $     0.0                0 / $      0.0

Micro-Cap Value Fund     Gerard Heffernan             0 / $      0.0        1 / $    34.5                3 / $     96.0

Value Opportunities
Fund****                 Steven R. McBoyle                N/A****               N/A                         N/A

      * Included in the number of accounts and total assets are 2 accounts with respect to which the management fee is based on the performance of the account; such account totals approximately $496.4 million in total assets.
     ** Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $430.8 million in total assets.
    *** Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $207.7 million in total assets.
   **** This fund did not exist as of October 31, 2005.

     Conflicts of interest may arise in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Fund's transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord

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     Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Funds. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts referenced in the table above.

     COMPENSATION OF INVESTMENT MANAGERS

     Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

     Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

     Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

2. With respect to the Trust referenced above, the section entitled "INVESTMENT ADVISORY AND OTHER SERVICES - HOLDINGS OF INVESTMENT MANAGERS" is amended to add the following:

     The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of October 31, 2005. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.

                                                         DOLLAR RANGE OF SHARES IN THE PORTFOLIO
                                                         ---------------------------------------
                                                         $1-      $10,001-   $50,001-   $100,001-  $500,001-        OVER
FUND                   NAME                   NONE     $10,000    $50,000    $100,000   $500,000   $1,000,000    $1,000,000
----                   ----                   ----     -------    --------   --------   ---------  ----------    ----------
All Value Fund         Robert P. Fetch                                           X
                       Howard E. Hansen                                                     X

Alpha Strategy Fund    Robert I. Gerber         X

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
                       Robert G. Morris                                                                               X
                       Harold E. Sharon         X
                       Christopher J. Towle                         X

International Core
Equity Fund            Vincent J. McBride                                                   X
                       Harold E. Sharon                                                     X

International
Opportunities Fund     Todd D. Jacobson                                          X

Large-Cap Value Fund   Eli Salzmann             X
                       Eli Salzmann*                                X*
                       Sholom Dinsky            X
                       Sholom Dinsky*                                                       X*
                       Kenneth G. Fuller        X
                       Kenneth G. Fuller*                           X*

Micro-Cap Growth
Fund                   Lesley-Jane Dixon                                         X

Micro-Cap Value Fund   Gerard Heffernan                                                     X

Value Opportunities
Fund**                 Steven R. McBoyle**      N/A

     * These holdings are as of January 11, 2006.
    ** This fund did not exist as of October 31, 2005.